FOFFICE USE

BRITISH COLUMBIA

Ministry of Energy and Mines, Energy and Minerals Division — Mineral Titles Branch

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ______ Tenure Number ______

DO NOT WRITE IN THIS AREA ______ Gold Commissioner Date of Record ______

APPLICATION TO RECORD A 4 POST CLAIM

I, William Ernest Lumley (Name of Locator) AGENT FOR Terry C. Cook (Name(s))

#338 - 500 Dunsmuir St (Address) — U#13 - 601 W Broadway (Address)

Vancouver BC — Vancouver, BC

V6B-1Y2 (Postal Code) Telephone — V5Z 4C2 (Postal Code) Telephone

Client Number 116166 — Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82L05E in the Vernon Mining Division.

ACCESS Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North on Hwy 97 from Vernon / 13.6 km south on Westside Rd / North 10.3 km on Sunmile ch road to McGregor Main Logging Rd / West 13.5 km west to center of claim LCP is located at UTM 5581170 N 317000 E

(continue description on reverse)

GPS Co-ordinates taken at posts: Yes ☐ No ☐ **If yes, complete information chart on reverse**

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No. 244177

CLAIM NAME WCT 1

LOCATOR William E Lumley

FMC No. 116166

AGENT FOR Terry C. Cook

FMC No. 139879

DATE COMMENCED Jan 25 2002

TIME 8:00 AM

DATE COMPLETED Jan 25 2002

TIME 3:16 PM

NUMBER OF CLAIM UNITS

N 4 S ______ E ______ W 5

IDENTIFICATION POSTS NOT PLACED

were OW 3N, OW 4N, 4N 1W, 4N 2W, 4N 3W

because Topography (Canyon)

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees,

at a distance of ______ metres.

Bearing from identification post to witness post is ______ degrees, at a distance of ______ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts. 391700

TAG INFORMATION

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to **the applicable post when I located this claim, and this information is true and correct.**

William E Lumley

Signature of Locator

SUB-RECORDER RECEIVED JAN 31 2002 M.R. # 13 $ 600 VANCOUVER, B.C.

RECORDING STAMP